Highland Funds II
Summary Prospectus
February 1, 2018
Highland Small-Cap Equity Fund
Class A HSZAX Class C HSZCX Class Y HSZYX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://highlandfunds.com/highland-funds-2/. You can also get this information at no cost by calling 1-877-665-1287 or by sending an e-mail request to info@highlandfunds.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated February 1, 2018, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of Highland Small-Cap Equity Fund (“Highland Small-Cap Equity Fund” or the “Fund”) is to seek long-term growth of capital.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Highland Funds II equity funds and/or asset allocation funds, or at least $100,000 in Highland Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 86 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 70 of the Fund’s Statement of Additional Information. Investors investing in the Fund through an intermediary should consult the Appendix to the Fund’s Prospectus, which includes information regarding financial intermediary-specific sales charges and related discount policies that apply to purchases through certain specified intermediaries.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None [1]	1.00% [2]	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y
Management Fee	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.80%	0.81%	0.83%
Interest Payments and Commitment Fees on Borrowed Funds	0.19%	0.19%	0.19%
Dividend Expense on Short Sales	0.07%	0.07%	0.07%
Remainder of Other Expenses	0.54%	0.55%	0.57%
Total Annual Fund Operating Expenses	2.00%	2.76%	1.78%
Expense Reimbursement[3]	0.34%	0.35%	0.37%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.66%	2.41%	1.41%
[1]	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge (“CDSC”) if the shares are sold within one year of purchase.
[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
[3]	Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 1.15% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2019, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnote above. Your actual costs may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$734	$1,135	$1,561	$2,743
Class C
if you do not sell your shares	$244	$ 823	$1,428	$3,064
if you sold all your shares at the end of the period	$344	$ 823	$1,428	$3,064
Class Y	$144	$ 524	$ 930	$2,064
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks, of small-cap companies, plus borrowing for investment purposes. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.
The Fund uses an investment strategy that combines growth, value and core investment management styles. The Fund defines a small-cap company as one with a market capitalization that falls between (a) the bottom range of the Russell 2000® Index (“Russell 2000 Index”) and (b) the greater of either the top range of the Russell 2000 Index or $3.0 billion. As of September 30, 2017, the market capitalization of companies in the Russell 2000 Index ranged from $20.8 million to $5.9 billion.1 The portfolio manager will not sell a stock merely because the market capitalization of a company in the portfolio moves outside its capitalization range or because the index capitalization range changes. Stock selection is key to the performance of the Fund.
[1]	The Russell 2000 Index is constructed to provide an unbiased small-cap barometer and is reconstituted annually. The capitalization range, however, may change significantly intra-year due to changes in the market capitalization of securities in the Index.
The portfolio manager seeks to identify securities of companies with characteristics such as:
•	high quality management focused on generating shareholder value
•	attractive products or services
•	appropriate capital structure
•	strong competitive positions in their industries
The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.
The Fund may borrow for investment purposes. To the extent the Fund borrows and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.
The Fund may also sell securities short and use futures and options to gain short exposure. The Adviser will vary the Fund’s long and short exposures over time based on its assessment of market conditions and other factors.
The Fund also may invest to a lesser extent in securities with capitalizations outside the Fund’s small-cap range, debt securities and foreign (non-U.S.) securities. The Fund may also invest in exchange-traded funds (“ETFs”). The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Highland Funds II Summary Prospectus
February 1, 2018

Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.
Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. The Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a RIC, and its strategy may bear adversely on its ability to so qualify.
Exchange-Traded Funds (“ETF”) Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.
Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.
Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.
Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.
Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.
Operational and Technology Risk is the risk that cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Portfolio Turnover Risk is the risk that high portfolio turnover will increase a Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.
Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.
Short Sales Risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase.
Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.
Swaps Risk involves both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.
Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.
Performance
The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance prior to February 18, 2011 reflects returns achieved when the Fund was managed by a different investment adviser. If the Fund’s current management had been in place for the prior periods, the performance information shown would have been different. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses (including sales charges). Updated information on the Fund’s performance can be obtained by visiting http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.

Highland Funds II Summary Prospectus
February 1, 2018

Calendar Year Total Returns
The bar chart shows the performance of the Fund’s Class A shares as of December 31.
The highest calendar quarter total return for Class A Shares of the Fund was 21.25% for the quarter ended June 30, 2009 and the lowest calendar quarter total return was -27.95% for the quarter ended December 31, 2008.
Average Annual Total Returns
(For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class A (inception 9/30/98)
Return Before Taxes	6.82%	12.26%	7.92%
Return After Taxes on Distributions	0.47%	8.95%	6.00%
Return After Taxes on Distributions and Sale of Fund Shares	4.69%	8.82%	5.88%
Return Before Taxes
Class C (inception 9/30/99)	11.59%	12.75%	7.75%
Class Y (inception 9/30/98)	13.64%	13.90%	8.86%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes) (inception 9/30/98)	14.65%	14.12%	8.71%
After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In some cases, average annual return after taxes on distributions and sale of fund shares is higher than the return before taxes and the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.
Portfolio Management
Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:
Portfolio Manager	Portfolio Manager Experience in this Fund	Title with Adviser
James Dondero	2 years	President and Co-Founder
Michael Gregory	2 years	Head of Healthcare
Purchase and Sale of Fund Shares
Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.
Purchase minimum (for Class Y Shares) (eligible investors only)

Initial Investment	None
Subsequent Investments	None
Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary.
Individual investors that invest directly with the Fund are not eligible to invest in Class Y Shares.
The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the Prospectus under the “Choosing a Share Class” section.
You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at http://highlandfunds.com/literature.
In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:
•	Through your Financial Intermediary

•	By writing to Highland Funds II — Highland Small-Cap Equity Fund, PO Box 8656, Boston, Massachusetts 02266-8656, or
•	By calling DST Asset Manager Solutions, Inc. at 1-877-665-1287
Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.
Tax Information
The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Highland Funds II Summary Prospectus
February 1, 2018

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HFII-HSZ-SUMPROS-0218